The following Form of Registration Rights Agreement was entered into with the following individuals and entities in June 2000 as follows:

-------------------------------
Individual / Entity
-------------------------------
Alan B. Snyder
-------------------------------
Alan B. Snyder, IRA
-------------------------------
O.T. Finance, SA
-------------------------------
Merl Trust
-------------------------------
The  Lucien I. Levy  Revocable
Living Trust
-------------------------------
The  Elvire   Levy   Revocable
Living Trust
-------------------------------




                      FORM OF REGISTRATION RIGHTS AGREEMENT
                      -------------------------------------


         This Registration Rights Agreement (this "Agreement") is dated as of June 28, 2000 by and between VDC COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and the undersigned (the "Holder" or the "Investor").

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, the Investor is purchasing from the Company, pursuant to the Securities Purchase Agreement dated the date hereof (the "Purchase Agreement"), certain shares of the Company's Common Stock (the "Securities");

                  WHEREAS, all capitalized terms not hereinafter defined shall have that meaning assigned to them in the Purchase Agreement; and

                  WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the Securities.

         NOW, THEREFORE, the parties hereto agree as follows:

         1.       Definitions.

                  (a) "Closing" shall mean the closing provided for in the Purchase Agreement.

                  (b) "Common Stock" shall mean the common stock of the Company, par value $.0001 per share.

                  (c)      "Company" shall mean VDC Communications, Inc.

                  (d)      "Offering"   shall   mean   that   private  placement
transaction pursuant to which the Company shall offer shares of Common Stock upon terms and conditions set forth in the Purchase Agreements.

                  (e) "Person" means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

                  (f) "Principal Market" means the OTC Electronic Bulletin Board, the Nasdaq National Market, the Nasdaq Small Cap Stock Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

                  (g) "Registration Statement" shall mean the Registration Statement of the Company filed with the SEC pursuant to the provisions of Section 3 of this Agreement which covers the resale of the Securities on Form S-1, S-3 or any other appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such Registration Statement, including any pre-and post- effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

                  (h) "Restricted Stock" shall mean the Securities that may be issued to the Holder pursuant to the Purchase Agreement, and any additional shares of Common Stock or other equity securities of the Company issued or issuable after the date hereof in respect of any such Securities (or other equity securities issued in respect thereof) by way of a stock dividend or stock split, in connection with a combination, exchange, reorganization, recapitalization or reclassification of Company securities, or pursuant to a merger, division, consolidation or other similar business transaction or combination involving the Company; provided that: as to any particular shares of Restricted Stock, such securities shall cease to constitute Restricted Stock (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, or (ii) when and to the extent such securities are permitted to be distributed pursuant to subparagraph (k) of Rule 144 (or any successor provision to such Rule) promulgated under the Securities Act or are otherwise freely transferable to the public without further registration under the Securities Act.

                  (i) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at any relevant time.

                  (j) "SEC" shall mean the United States Securities and Exchange Commission.

                  (k) "Trading Day" means a day on which the Principal Market on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, any day other than a Saturday, Sunday, or a day on which banking institutions in the State of Connecticut are authorized or obligated by law or executive order to close.

         2.       Restrictions  on  Transfer.   The   Holder   acknowledges  and
                  ---------------------------
understands that prior to the registration of the Restricted Stock as provided herein, the Restricted Stock and the Securities are "restricted securities" as defined in Rule 144 promulgated under the Securities Act. The Holder understands that no disposition or transfer of the Restricted Stock or the Securities may be made by the Holder in the absence of (i) an opinion of counsel to the Holder, satisfactory to the Company and prepared at Holder's expense, that such transfer may be made without registration under the Securities Act or any applicable state securities laws; or (ii) such security has been registered for sale under the Securities Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities

         3.       Registration Rights.
                  --------------------

                  (a)      Piggyback Registration Rights.

                  The Company shall advise the Holder by written notice at least ten (10) calendar days prior to the filing of a Registration Statement under the Securities Act (excluding registration on Forms S-8, S-4, or any successor forms thereto), covering securities of the Company to be offered and sold (whether by the Company or any stockholder thereof) and shall, upon the request of the Holder given at least five (5) calendar days prior to the filing of such
Registration Statement, include in any such Registration Statement such information as may be required to permit an offering of the Restricted Stock. The Holder shall promptly furnish such information as may be reasonably requested by the Company in order to include such Restricted Stock in the Registration Statement. In the event that any registration pursuant to this
Section 3 shall be, in whole or in part, an underwritten public offering of Common Stock on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Restricted Stock and any other registrable securities eligible and requested to be included in such registration to the extent that the number of shares to be registered will not, in the opinion of the managing underwriters, adversely affect the offering of the securities pursuant to clause (i), pro rata among the holders of such registrable securities, including the Holder of the Restricted Stock, on the basis of the number of shares eligible for registration which are owned by all such holders. Notwithstanding the foregoing, the Company may withdraw any registration statement referred to in this Section 3 without thereby incurring liability to the holders of the Restricted Stock.

                  (b)      Shelf Registration.

                  In the event that the Restricted Stock is not otherwise included within a Registration Statement filed pursuant to Section 3(a) above, the Company shall use reasonable efforts to prepare and file, not later than twelve (12) months following the Closing of the Offering, a Registration Statement with the SEC.

                  (c) Notwithstanding anything to the contrary contained herein, the Company's obligation in Section 3(a) and 3(b) above shall extend only to the inclusion of the Restricted Stock in a Registration Statement filed under the Securities Act. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock. Furthermore, the Company shall not be restricted in any manner from including within the Registration Statement or the distribution, issuance or resale of any of its or any other securities.

         4.       Registration Procedures.  Whenever it is obligated to register
                  ------------------------
any Restricted Stock pursuant to this Agreement, the Company shall:

                  (a) prepare and file with the SEC a Registration Statement with respect to the Restricted Stock in the manner set forth at Sections 3(a) or 3(b) hereof and use reasonable efforts to cause such Registration Statement to remain effective for that period identified in Section 4(g) hereafter;

                  (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 4(g) below and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the Holder's intended method of disposition set forth in such Registration Statement for such period;

                  (c) furnish to the Holder and to each underwriter, if any, such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus), as such person may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

                  (d) use reasonable efforts to register or qualify the Restricted Stock covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Holder, or, in the case of an underwritten public offering, the managing underwriter shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) promptly notify the Holder under such Registration Statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made;

                  (f) make available for inspection by the Holder, any underwriter participating in an underwritten disposition on behalf of any Holder, and any attorney, accountant or other agent retained by such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                  (g) for purposes of Sections 4(a) and 4(b) above, the period of distribution of Restricted Stock shall be deemed to extend until the earlier of: (A) in an underwritten public offering of all of the Restricted Stock, the period in which each underwriter has completed the distribution of all securities purchased by it; (B) in any other registration, the earlier of the period in which all shares of Restricted Stock covered thereby shall have been sold or two (2) years from the Closing.

                  (h) if the Common Stock of the Company is listed on any securities exchange or automated quotation system, the Company shall use reasonable efforts to list (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable) the Restricted Stock covered by such Registration Statement on such exchange or automated quotation system;

                  (i) enter into normal and customary underwriting arrangements or an underwriting agreement and take all other reasonable and customary actions if the Holder sells its shares of Restricted Stock pursuant to an underwriting (however, in no event shall the Company, in connection with such underwriting, be required to undertake any special audit of a fiscal period in which an audit is normally not required);

                  (j) notify the Holder if there are any amendments to the Registration Statement, any requests by the SEC to supplement or amend the Registration Statement, or of any threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

                  (k) cooperate in the removal of any restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.

         5.       Expenses.
                  ---------

                  (a) For the purposes of this Section 5, the term "Registration Expenses" shall mean: all expenses incurred by the Company in complying with Sections 3 and 4 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, "blue sky" fees, fees of the National Association of Securities Dealers, Inc. ("NASD"), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all accountable or non-accountable expenses paid to any underwriter in respect of the sale of Restricted Stock.

                  (b) Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statements filed pursuant to Section 3 of this Agreement. All Selling Expenses in connection with any Registration Statements filed pursuant to Section 3 of this Agreement shall be borne by the participating Holder in proportion to the number of shares sold by each.

         6.       Obligations of Holder.
                  ----------------------

                  (a) In connection with each registration hereunder, each selling Holder will promptly furnish to the Company in writing such information with respect to such seller and the securities held by such seller, and the proposed distribution by him or them as shall be reasonably requested by the Company in order to assure compliance with federal and applicable state securities laws, as a condition precedent to including such seller's Restricted Stock in the Registration Statement. Each selling Holder also shall agree to promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances then existing.

                  (b) In connection with each registration pursuant to this Agreement, the Holder whose shares are included therein will not effect sales thereof until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic, facsimile or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, the Holder included in said Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

         7.       Information Blackout and Holdbacks.
                  -----------------------------------

                  (a) At any time when a Registration Statement effected pursuant to Section 3 relating to Restricted Stock is effective, upon written notice from the Company to the Holder that the Company has determined in good faith that sale of Restricted Stock pursuant to the Registration Statement would require disclosure of non-public material information, the Holder shall suspend sales of Restricted Stock pursuant to such Registration Statement until such time as the Company notifies the Holder that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such Registration Statement may otherwise be resumed.

                  (b) Notwithstanding any other provision of this Agreement, each Holder of Restricted Stock shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the thirty (30) calendar days prior to the commencement of any primary offering to be undertaken by the Company of shares of its own common stock (the "Primary Offering"), which may also include other securities, and ending one hundred and twenty (120) calendar days after completion of any such Primary Offering, unless the Company, in the case of a non-underwritten offering, or the managing underwriter, in the case of an underwritten Primary Offering, otherwise agrees.

         8.       Indemnification
                  ---------------

                  (a) The Company agrees to indemnify, to the extent permitted by law, each Holder of Restricted Stock, its officers and directors and each Person who controls such Holder (within the meaning of the Securities
Act) against all losses, claims, damages, liabilities and expenses caused by any untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Company by such Holder for use therein or by such Holder's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same.

                  (b) In connection with any Registration Statement in which a Holder of Restricted Stock is participating, each such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from: (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished by such Holder); or (ii) any disposition of the Restricted Stock in a manner that fails to comply with the permitted methods of distribution identified within the Registration Statement; provided that the obligation to indemnify (if there shall be more than one Holder) shall be individual, not joint and several, for each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Restricted Stock pursuant to such Registration Statement.

                  (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         9.       Miscellaneous Provisions.
                  -------------------------

                  (a)      Governing  Law. This  Agreement  shall be governed by
                           ---------------
and construed in accordance with the laws of the State of Connecticut without regard to principles of conflicts of laws.

                  (b)      Counterparts.  This  Agreement  may  be  executed  in
                           -------------
multiple counterparts each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by exchange of facsimile copies showing the signatures of the parties, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of the parties will constitute originally signed copies of the Agreement requiring no further execution.

                  (c)      Amendments and Waivers. Except as otherwise  provided
                           -----------------------
herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holder.

                  (d)      Notices.  All notices, consents, waivers,  and  other
                           --------
communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by certified mail, return receipt requested (provided that facsimile notice shall be deemed received on the next business day if received after 5:00 p.m. Eastern Standard Time), or (c) on the next business day, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties)

                           (i)      if to the Company to:

                                    VDC Communications, Inc.
                                    75 Holly Hill Lane
                                    Greenwich, CT  06830
                                    Attn:   Frederick A. Moran, Chief  Executive
                                            Officer
                                    Telephone:       (203) 869-5100
                                    Facsimile:       (203) 552-0908

                           (ii) if to the Holder, to the address identified on the books and records of the Company


                  (e)      Successors  and  Assigns;  Holders as  Beneficiaries.
                           -----------------------------------------------------
This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns, and the agreements of the Company herein shall inure to the benefit of the Holders and their respective successors and assigns.

                  (f)      Headings.  The headings in this   Agreement  are  for
                           ---------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g)      Entire   Agreement;  Survival;   Termination.    This
                           ---------------------------------------------
Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (h)      Construction.   This  Agreement   and   any   related
                           -------------
instruments will not be construed more strictly against one party then against the other by virtue of the fact that drafts may have been prepared by counsel for one of the parties, it being recognized that this Agreement and any related instruments are the product of negotiations between the parties and that both parties have contributed to the final preparation of this Agreement and all related instruments.

                  (i)      Arbitration.  All  controversies  arising  out  of or
                           ------------
related to this Agreement shall be determined by binding arbitration applying the laws of the State of Connecticut. Any arbitration between the parties shall be conducted at the Company's offices in Greenwich, Connecticut, or at such other location designated by the Company, before the American Arbitration Association (the "AAA"). The decision of the arbitrator(s) shall be final and binding upon the parties and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator(s), shall be shared equally by the parties hereto unless the award otherwise provides. Nothing in this section will prevent either party from resorting to judicial proceedings if interim injunctive relief under the laws of the State of Connecticut from a court is necessary to prevent serious and irreparable injury to one of the parties, and the parties hereto agree that the state courts in Stamford, Connecticut and the United States District Court in the District of Connecticut in Bridgeport, Connecticut shall have exclusive subject matter and in personam jurisdiction over the parties for purposes of obtaining interim injunctive relief.

                  (j)      Agreement Read and Understood.   Both parties  hereto
                           ------------------------------
acknowledge that they have had an opportunity to consult with an attorney, and such other experts or consultants as they deem necessary or prudent, regarding this Agreement and that they, or their designated agents, have read and understand this Agreement.

                  (k)      Binding Effect.  This  Agreement shall not be binding
                           ---------------
on the Company unless and until an authorized executive officer of the Company has evidenced acceptance thereof by executing the signature page at the end hereof.

         IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be signed.

ATTEST:                                   VDC COMMUNICATIONS, INC.

                                          By:
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                                             Frederick A. Moran
                                             Chief Executive Officer

WITNESS:


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